EXHIBIT (i)(2)


                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 82 to the Registration Statement of Eaton Vance Growth Trust (1933 Act File No. 2-22019) of my opinion dated July 8, 2003, which was filed as Exhibit (i) to Post-Effective Amendment No. 81.


                                          /s/ Robert J. Toner
                                          ------------------------
                                          Robert J. Toner, Esq.


July 30, 2003
Boston, Massachusetts